CPBY
NASDAQ
GLOBAL SELECT

CIST
中 | 信 | 安
中國信息安全技術有限公司
China Information Security Technology, Inc.



CIST
中 | 信 | 安
中 国 边 检

Corporate Presentation

November 2008 (v17)

Safe Harbor Statement



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Information Security Technology, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although China Information Security Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Information Security Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Information Security Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Information Security Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Information Security Technology, Inc. does not assume a duty to update these forward-looking statements.

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Equity Snapshot



NASDAQ Global Select Listed:	**CPBY**
Price (11/18/2008)	**$3.51**
Market Cap	**$ 172.48 Million**
Shares Outstanding (as of 11/13/08 - Basic):	**47.26 Million**
Shares Outstanding (as of 11/13/08 - Diluted):	**49.14 Million**
Projected Revenues 2008:	**$ 85.0 Million**
Projected Pro-Forma Net Income 2008*:	**$ 27.0 Million**
Projected Earnings Per Share 2008*:	**$ 0.56**

* Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated with the recent acquisitions of ISS, BOCOM, Geo and Zhongtian Technology.

Company Overview



- **Our Mission**

  To be the leading provider of integrated software and advanced IT solutions to China's Security Information sector

- **Headquarters: Shenzhen, China**

  (1) VIE and subsidiaries located in Shenzhen and Wuhan

  (2) Offices in Guangzhou, Beijing, Shanghai, Nanchang, Changsha, Nanning, Chengdu and Xi'an

  (3) High profile clients all over China

- **Main Business:**

  (1) Information Security Technology

  (2) Geographic Information Systems (GIS)

  (3) Product Sales and Services

- **Established Software Development and Project Execution Capabilities**



Revenues ($ mil)
CAGR = 115.33%
120
100
80
60
40
20
0
$5.0
$13.3
$37.5
$85.0
$107.5
2005
2006 NON-GAAP
2007 NON-GAAP
2008 Projected
2009 Projected



Net Income ($ mil)
CAGR = 106.77%
40.0
30.0
20.0
10.0
0.0
$1.8
$5.7
$14.0
$27.0
$32.9
2005
2006 NON-GAAP
2007 NON-GAAP*
2008 Projected**
2009 Projected**

*Note: excluding around $0.7 million of non-cash stock compensation expense

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** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated with the recent acquisitions of ISS, BOCOM, Geo and Zhongtian Technology .

Financial Visibility



Financial Visibility as of November 19, 2008	
Revenue as of Sep 30, 2008*	$ 66.29 Million
Backlog as of Sep 30, 2008*	$ 21.49 Million
Contracts Announced in Q4/2008*	$ 5.63 Million
Total Revenue Visibility	**$ 93.41 Million**

* Source: Company SEC filings and press release.

Investment Highlights

- Strong government investment in Public Security IT market in China; IDC* estimates 20%+ CAGR** in next 5 years
- High barriers of entry
- Strong brand recognition with high profile clients
- Excellent execution track record
- Rapidly growing revenues and strong profitability
- Market leader with growing portfolio of fully integrated solutions
- Proven management team



*International Data Corporation (IDC) provides market intelligence, advisory services and events for the information technology, telecommunications and consumer technology markets.
**Compound Annual Growth Rate (CAGR) data provided here is obtained from the IDC's report "China IT Security Market 2008-2012 Forecast and Analysis".

Focus on High Growth Markets



- **Information Security Technology**
  - First Responder Coordination Platform
  - Intelligent Border Control System
  - Residence Card Information Management System
- **Geographic Information Systems (GIS)**
  - Police-use GIS
  - Civil-use GIS
- **Product Sales and Services**
  - Certification Authority (CA) Application
  - Multimedia Display and Control
  - Digital Hospital Information System


公 安



First Responder Coordination Platform



Fully Automated Coordination of Police and Fire Forces



Market CAGR – 30%*

Main Features:

- Integrates fire, traffic, hospital and general police into one platform
- One call-in number – like US integrated "911" system
- GPS based management of police assets
- Unified notification and response

Benefits:

- Rapid dispatch and video monitoring of each incident
- Crime analytics and visualization

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*CAGR data provided on slides 8 through 14 are obtained from the China's 11th 5-Year Plan and management's estimates.

Residence Card Information System

Next Generation Residence Cards to Manage Urbanization


深 圳 市 居 住 证



Market CAGR – 20%*

Main Features:

- Single card solution with all vital citizen data on one chip
- Integrated with Police-use GIS platform
- Streamline management of social welfare, family planning, education, and housing rental
- Compatible with e-currency TransCard

Benefits:

- Improved visibility and control of internal immigration

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Intelligent Border Control System

Automated Border Crossings at China's Busiest Ports



中国边检
CHINA IMMIGRATION

Market CAGR – 30%*

Main Features:

- Identity verification via fingerprint and facial recognition
- Automated recognition of ID card or travel documents
- Scans license plate automatically
- Fully automated system enables high throughput
- Flagged travelers detained for questioning

Benefits:

- Increased processing efficiency
- Decreased stowaways

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Geographic Information System (GIS)







Police-use GIS

Market CAGR – 23%*

- Comprehensive GIS platform
- Dispatching and control
- Pinpoint citizen reported incidents
- Integrated with video surveillance
- Provide interface services with other application platforms

Geographic Information System (GIS)







GeoStar® 5.1

Civil-use GIS

Market CAGR – 50%*

- Development and sales of GIS software
- Contract services for surveying and mapping projects
- Production of space measurement data
- Technical consulting
- Supervision of services for GIS projects

Product Sales and Services

➢ Certification Authority (CA)

- Exclusive Certification Authority provider in Shenzhen; issues digital certificates
- Enables turnkey solutions and upgrade opportunity for existing customers


注册中心（RA）
RA管理服务中心
RA用户服务中心
RA
LDAP 目录服务
CA
KMC 服务
CA管理服务中心
认证中心（CA）

CA Module Structure

➢ Multimedia Display and Control

- Self-developed DLP Large-screen Projecting and Display System
- Widely applied in the fields of public security, communications, power generation and telecom



Multimedia Control Center in Customs at Baiyun Airport

Digital Hospital Information System



Serves the growing demand for digital hospital and electronic medical record systems in China


深医通
市民健康卡
NO.05 88888888
姓名：李某
性别：女
编号：123456789


门诊计价收费系统

Market CAGR – 20%*

- All medical records integrated into one centralized system
- Reduces medical errors
- Improves the efficiency of delivering healthcare services
- Integrated command and decision system for public health and disease control
- High compatibility and scalability

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Business Model



Information Security Technology

- Projects with follow-on phases and add-on contract opportunities
- Yearly maintenance service at 5% - 10% of original contract*

Geographic Information System (GIS)

- Projects with follow-on phases and add-on contract opportunities
- Yearly Maintenance service at 5% - 10% of original contract*
- Recurring revenue model -- monthly user-based fee model
    - Currently 5,000 users, increasing to 10,000* users in Shenzhen City ($8.80/M)

Product Sales & Services, and Remote Sensing (RS)

- Projects with follow-on phases and add-on contract opportunities

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* Managements estimates.

Revenue Breakdown Forecast

2008 Revenue Breakdown



26%
32%
42%

■	Information Security Technology	32%
■	Geographic Information Systems (GIS)	42%
■	Product Sales and Services	26%

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High Growth Markets



Public Security Information Technology

- According to a recent IDC report, China IT Security market in 2007 increased by 35.2% with market size of US$780 million, and will grow at a 20%+ rate over the next 5 years



CHINA IT SECURITY MARKET SIZE
(Unit: US$M)
2400
2100
1800
1500
1200
900
600
300
0
2007
2008
2009
2010
2011
2012

* Source: IDC's report "China IT security Market 2008-2012 Forecast and Analysis"

Geographic Information System (GIS)

- Police-Use GIS: Management Estimates Current Market Opportunity of $326 M and 23% growth rate in next five years

- Civil-use GIS: Management Estimates Current Market Opportunity of $1.5 B and a 50% growth rate in next five years

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Attractive Market Opportunity



- Driven by the Golden Shield Project and Golden Health Project launched by the PRC government
- Increased requirement to improve efficiency and productivity of Government
- Public security information technology is aligned with "Police Force Technology Reinforcement" initiatives of PRC government

Public Security IT Products	Market opportunities*	Growth
Intelligent Border Control System	Total of 288 Borders in China	30%
Residence Card Management System	Total of 287 prefecture cities	20%

Digital Hospital Solution	Market opportunities**	Growth rate**
Hospital Information System	\$1.17 - \$2.34 billion per year	20%

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*Source: China's 11th 5-Year Plan; China's Statistics Bureau
**Source: The Ministry of Health of China; CCW Research.

Strong Brand Recognition



- **First Responder Coordination Platform**
  - Shenzhen Citywide Ambulance Command System
  - Shenzhen City Fire / Police / Traffic Department First Responder Coordination Platform
  - Shantou City Police Bureau First Responder Coordination Platform
  - Macao City 999 Emergency Response System
- **Intelligent Border Control System**
  - Shenzhen Bay Port Automated Check System (Visitor Vehicle, Anti-stowaway)
  - Futian Port Border Control Closed-Circuit Television Monitoring and Information Management System
  - ShaTauKok Port Border Control System
  - Shenzhen City Huangang Port Border Control System
  - Shenzhen City Da Chan Wan (Back-office management)
  - Shenzhen International Airport Logistics Intelligent Surveillance Information System
- **Residence Card Information Management System**
  - Shenzhen City Residence Card Information Management System (Phase I & II)
- **Police-use Geographic Information System (PGIS)**
  - Guangdong Province Police-use Geographic Information System
  - Shenzhen Police-use Geographic Information System (PGIS Phase I & II)
  - Zhuhai City Police-use Geographic Information System
  - Chongqing Municipality Police-use Geographic Information System
  - Kashgar City Police-use Geographic Information System, Xinjiang Province
  - 12315 PGIS platform for the Industry and Commerce Administrative Bureau of Hainan Province
- **Digital Hospital Information System**
  - Digital Hospital and Medical Information Systems for Three Shenzhen City Hospitals

Sustainable Competitive Advantages



CIST enjoys first mover advantage in industry with high entry barriers and where customers face high switching costs

- **High barriers to entry**
  - iASPEC holds Computer System Integration Level I (the highest level in China) license from Ministry of Information of China and Information System Security Service qualification from Guangdong Province
  - Wuda Geo holds Level A Certificate of Surveying & Mapping, the highest qualification for providing the widest range of GIS services in China
- **High cost of switching**
  - Customers have incentive to purchase follow-on phases from same vendor to expedite implementation and save cost
- **Scalability of platform**
  - CIST has digitized detailed proprietary GIS data of Shenzhen and Guangdong that can be leveraged for Civil-use applications in logistics, insurance, and location based services across industries


测绘资质证书
Certificate of Surveying and Mapping Qualification


深圳市重点软件企业
认定证书
经审定，深圳市永泰软件工程有限公司
为深圳市二〇〇六年度重点软件企业，
特发此证。


计算机信息系统集成
资质证书
经审查，核定 深圳市永泰软件工程有限公司 的
计算机信息系统集成资质为 壹 级，特发此证书。

中 | 信 | 安

Software Development Capabilities



- Exclusive licenses to numerous registered and copyrighted software solutions
- Strategic partnerships with IBM, Microsoft, ESRI, Oracle and Sun
- Advanced software integration and update capabilities with increased emphasis on R&D
- iASPEC* has certifications from:
  - Computer System Integration Level One Qualification from Ministry of Information of China
  - State Secret-related Computer Information System Integration Certification
  - Guangdong Province Computer Information System Security Service Qualification

* iASPEC is the Company's variable interest entity and its financial data and information are consolidated into the Company's accounts. To learn more about the VIE treatment, please refer to the Company's SEC filings.

Growth Strategy



- ***Expand geographic footprint*** to cover all major China markets
- ***Strengthen R&D*** capability to enhance and expand core products and further penetrate customer base
- Continue to ***dominate rapidly growing public security technology*** market and ***expand beyond Guangdong***
- Pursue ***strategic acquisitions*** to support strong internal growth
- ***Leverage PGIS strength and recent acquisitions*** to target planned expansion ***into Civil-use GIS***
- *Penetrate* ***Digital Hospital Industry*** *to serve growing demand for digital hospital & electronic medical record system in China*

Growth Strategy – Expansion Map



Xinjiang
Kashgar
Inner Mongolia
Beijing
Liaoning
Tianjin
Hebei
Shanxi
Xi'an
Henan
Jiangsu
Shanghai
Chengdu
Wuhan
Chongqing
Sichuan
Nanchang
Zhejiang
Changsha
Jiangxi
Guizhou
Fujian
Yunnan
Guangxi
Guangzhou
Taizhong
Shenzhen
Taiwan
Nanning
Macao
Hainan
Beijing Office
Shanghai Office
Shenzhen HQ
Guangzhou Office
Nanchang Office
Nanning Office
Wuhan Office
Changsha Office
Xi'an Office
Chengdu Office

Management



Jiang Huai Lin (President & CEO)

- Founder and General Manager of Fujian Wild Wolf Electronics Co. Ltd.
- Well-rounded experience in business development and strategic planning

Zhi Xiong Huang (CTO)

- Over 15 years in diversified software system development
- General Manager of product development of Shenzhen RunShen Information System Co.

Wendy Wang (CFO)

- Over 10 years in financial reporting, accounting, forecasting and analysis, internal control and tax planning
- Served as China Regional Financial Controller of Amphenol Corporation (NYSE:APH)

Yi Fu Liu (COO)

- Over 10 years in corporate operations, strategy management and market development
- General Manager of iASPEC

Summary Balance Sheet



($ in thousands)	Ended September 30 2008	Ended December 31 2007	2006
Cash and Cash Equivalents	$ 21,574	$ 19,755	$ 172
Total Current Assets	86,116	53,989	2,159
Total Assets	149,586	88,854	2,209
Total Current Liabilities	28,045	4,787	564
Total Liabilities	28,045	4,787	564
Minority Interest (iASPEC)	14,616	10,061	---
Total Stockholder's Equity	106,925	74,006	1,645
Total Liabilities & Stockholder's Equity	149,586	88,854	2,209

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* Source: Company SEC filings.

Summary Income Statement



Summary Income Statement*	Three Mos. Ended Sep 30		Nine Mos. Ended Sep 30	
($ in thousands)	2008	2007	2008	2007
Revenues	$ 27,178	$ 10,158	$ 66,293	$ 18,598
Gross Profit	12,457	5,073	30,229	12,704
Gross Margin	46%	50%	46%	68%
Operating Income*	8,713	3,909	20,121	10,579
Operating Margin	32%	38%	30%	57%
Net Income*	8,034	3,722	18,664	10,420

* Source: Company's SEC fillings.

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2009 Outlook and Financial Guidance



2009 Financial Guidance

- **Revenue:** **$ 107.5 million**
- **Net Income:** **$ 32.9 million**
- **EPS:** **$ 0.70**

Catalysts

- Central Government's Goal for "Harmonious Society"
- Golden Shield Project Phase II Initiative
- Golden Health Project Initiative
- 2011 World University Olympic Games in Shenzhen
- China's $586 Billion Domestic Economic Stimulus Plan

2009 Category Segmentation



- **Digital Information Security Technology**
  - First Responder Coordination Platform
  - Residence Card Information System
  - Intelligent Border Control System
- **Geographic Information Systems (GIS)**
  - Police-use GIS
  - Civil-use GIS
- **Digital Hospital Information System**
  - Hospital Information System

2009 Revenue Breakdown Forecast


14%
34%
52%
Digital Information Security Technology 52%
Geographic Information Systems (GIS) 34%
Digital Hospital Information System 14%

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Rapidly Growing Revenues



Revenues ($ million)
CAGR = 115.33%
120
100
80
60
40
20
0
$5.0
$13.3
$37.5
$85.0
$107.5
2005
2006*
2007*
2008 Projected**
2009 Projected**

* Non-GAAP revenues for 2007 are shown, which include revenues from iASPEC

** Source: Management estimate based on pro-forma calculation.

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Sustainable Profitability


Net Income ($ million)
CAGR = 106.77%
40.0
30.0
20.0
10.0
0.0
$1.8
$5.7
$14.0
$27.0
$32.9
2005
2006*
2007**
2008 Projected***
2009 Projected***

* Non-GAAP net income for 2006 are shown, which includes net income from iASPEC.
** Excludes non-cash compensation expense of $677,891 for 2007.
*** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated with the recent acquisitions of ISS, BOCOM, Geo and Zhongtian Technology.

Rapidly Growing Earnings Per Share



Diluted EPS ($)
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.21
0.35
0.56
0.70
2006
2007*
2008E**
2009E**
2006 2007* 2008E** 2009E**

* Excludes non-cash compensation expense of $0.02 per share for 2007.

** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated with the recent acquisitions of ISS, BOCOM, Geo and Zhongtian Technology.

Investment Highlights Summary

- Industry Leader with Differentiated Products
- Sustainable Competitive Advantages with High Barriers to Entry
- Attractive Industry with Strong Government Support
- Profitable and Rapidly Growing Business
- Ranked by Deloitte (10/30/08) as one of China's 50 Fastest Growing Hi-tech Enterprises





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Contact Information



Company Contact:

Mr. Michael Lin
Vice President, Investor Relations
China Information Security Technology, Inc.
Tel: +1-949-743-0868
Email: mlin@chinacpby.com

CCG Investor Relations:

Mr. Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone: (646) 213-1915
E-mail： crocker.coulson@ccgir.com
Web Site: www.ccgirasia.com

CIST
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CPBY
NASDAQ
GLOBAL SELECT

中國信息安全技術有限公司
China Information Security Technology, Inc.


中国边检
CHINA IMMIGRATION

Thank You!

Reference Slides

Company Structure




NASDAQ:CPBY
China Information Security Technology, Inc.
(Nevada, U.S.A.)
China Public Security Holdings Limited
(British Virgin Island)
Public Security Technology (China) Company Ltd.
(Hong Kong)
Information Security Software Investment Ltd.
(Hong Kong)
Information Security Technology (China) Company, Ltd.
(Mainland China)
Kwong Tai International Technology Ltd.
(Hong Kong)
Information Security International Investment & Development Ltd.
(Hong Kong)
Information Security Software (China) Company Ltd.
(Mainland China)
iASPEC Software Company, Ltd.
(Management Services Agreement)
Shenzhen Zhongtian Technology Development Co., Ltd.
(Mainland China)
Shenzhen Bocom Multimedia Display Technology Co., Ltd.
(Mainland China)
57%
Wuda Geoinformatics Co., Ltd.
(Mainland China)

Management Services Agreement



- IST (China) operates through an exclusive Management Services Agreement with Shenzhen iASPEC Software Engineering Company Limited (iASPEC)
- iASPEC net income/losses flow through to IST – iASPEC considered as CIST's variable interest entity, all financials consolidated beginning Q3 2007
- iASPEC holds secrecy licenses, and sub-contracts non-sensitive work to IST
- CIST appoints board and senior management of iASPEC
- All material actions of iASPEC is subject to CIST board approval
- Exclusive option to acquire equity of iASPEC if PRC regulations permit foreign ownership of PRC companies with security licenses